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                                                                    Exhibit 10.3

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         AGREEMENT OF SALE AND PURCHASE

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF SALE AND PURCHASE ("Amendment") is being made and entered into as of June 25, 2003, by and between BANK OF AMERICA, N.A. ("Seller") and FIRST STATES GROUP, L.P. ("Purchaser").

                                   BACKGROUND

     A. Seller and Purchaser have entered into an Amended and Restated Agreement of Sale and Purchase dated April 16, 2003, as amended by a certain First Amendment to Amended and Restated Agreement of Sale and Purchase dated May 16, 2003 (as so amended, the "Agreement") for the sale and purchase of various properties as more particularly described therein.

     B. Seller and Purchaser desire to further amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The foregoing recitals are true and correct and are hereby incorporated as a part of this Amendment. In the event of any conflict between this Amendment and the Agreement, the terms in this Amendment shall prevail and control.

     2. The parties hereto hereby amend the Agreement to extend the Due Diligence Period, as defined and referenced in Section 1 of the Agreement, such that the Due Diligence Period shall expire at 12:00 P.M. local Philadelphia time, June 30, 2003.

     3. Except as specifically modified herein, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed. A facsimile copy of this Amendment and any signatures thereon shall be considered for all purposes as originals.

                    [Signatures contained on following page.]

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     IN WITNESS WHEREOF, the parties have executed this Second Amendment to
Amended and Restated Agreement of Sale and Purchase as of the day and year first set forth above.

BANK OF AMERICA, N.A.                       FIRST STATES GROUP, L.P.

                                            By:  First States Group, LLC


By                                          By:
  -------------------------------              ---------------------------------
Name:  Michael F. Hord                      Name:  Edward J. Matey Jr.
Title: Associate General Counsel            Title: SVP & General Counsel